Exhibit 99.1

Hims & Hers Health, Inc. Announces Proposed Convertible Senior Notes Offering to

Accelerate Global Expansion and Utilization of AI in Healthcare

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Proceeds intended to support Hims & Hers’ global expansion through organic growth and strategic acquisitions, while also fueling deeper investment in AI, diagnostics, and personalized treatments to scale access and meet rising demand for high-quality, personalized care

SAN FRANCISCO—(BUSINESS WIRE)—May 8, 2025 —Hims & Hers Health, Inc. (“Hims & Hers” or the “Company”, NYSE: HIMS) today announced its intention to offer, subject to market and other conditions, $450 million aggregate principal amount of convertible senior notes due 2030 (the “notes”) in a private offering to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Hims & Hers also expects to grant the initial purchasers of the notes an option to purchase, for settlement within a period of 13 days from, and including, the date the notes are first issued, up to an additional $67.5 million aggregate principal amount of notes.

Hims & Hers intends to use proceeds from the offering for general corporate purposes, including accelerating global expansion through both organic growth and strategic acquisitions. Hims & Hers has no definitive agreements for any material acquisitions at this time. The funds will also support the technology team, led by newly appointed CTO Mo Elshenawy, to expand the Company’s data pipeline, develop AI tools, and advance personalized treatments to enhance the consumer healthcare experience. In addition, a portion of the net proceeds will be used to fund the cost of entering into the capped call transactions described below. If the initial purchasers exercise their option to purchase additional notes, a portion of the additional proceeds will also be used to fund the cost of entering into the related capped call transactions.

The notes will be senior, unsecured obligations of Hims & Hers, will accrue interest payable semi-annually in arrears and will mature on May 15, 2030, unless earlier repurchased, redeemed or converted. Noteholders will have the right to convert their notes in certain circumstances and during specified periods. Hims & Hers will settle conversions by paying or delivering, as applicable, cash, shares of its Class A common stock or a combination of cash and shares of its Class A common stock, at the Company’s election.

The notes will be redeemable, in whole or in part (subject to certain limitations), for cash at the Company’s option at any time, and from time to time, on or after May 19, 2028 and on or before the 25th scheduled trading day immediately before the maturity date, but only if the last reported sale price per share of the Company’s Class A common stock exceeds 130% of the conversion price for a specified period of time and certain other conditions are satisfied. The redemption price will be equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

If certain corporate events that constitute a “fundamental change” occur, then, subject to a limited exception, noteholders may require Hims & Hers to repurchase their notes for cash. The repurchase price will be equal to the principal amount of the notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the applicable repurchase date.

The interest rate, initial conversion rate and other terms of the notes will be determined at the pricing of the offering.

In connection with the pricing of the notes, Hims & Hers expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers or their affiliates and/or one or more other financial institutions (the “option counterparties”). The capped call transactions are expected generally to reduce the potential dilution to the Company’s Class A common stock upon any conversion of the notes and/or offset any potential cash payments Hims & Hers is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap.

If the initial purchasers exercise their option to purchase additional notes, then Hims & Hers expects to enter into additional capped call transactions with the option counterparties. In connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to enter into various derivative transactions with respect to the Company’s Class A common stock and/or purchase shares of the Company’s Class A common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of the Company’s Class A common stock or the notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Company’s Class A common stock and/or purchasing or selling the Company’s Hers’s Class A common stock or other securities of Hims & Hers in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so (x) during any observation period related to a conversion of notes or following any repurchase of notes by Hims & Hers in connection with any redemption or fundamental change or (y) following any other repurchase of notes by the Company if the Company elects to unwind a corresponding portion of the capped call transactions in connection with such repurchase). This activity could also cause or avoid an increase or decrease in the market price of the Company’s Class A common stock or the notes, which could affect the ability to convert the notes, and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the number of shares and value of the consideration that noteholders will receive upon conversion of the notes.

The offer and sale of the notes and any shares of Class A common stock issuable upon conversion of the notes have not been, and will not be, registered under the Securities Act or any other securities laws, and the notes and any such shares cannot be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws. This press release does not constitute an offer to sell, or the solicitation of an offer to buy, the notes or any shares of Class A common stock issuable upon conversion of the notes, nor will there be any sale of the notes or any such shares, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful.

About Hims & Hers

Hims & Hers is the leading health and wellness platform on a mission to help the world feel great through the power of better health.

Forward-Looking Statements

Except for historical information, certain statements in this press release, including statements regarding the anticipated terms of the notes being offered, the completion, timing and size of the proposed offering, the intended use of the proceeds and the anticipated terms of, and the effects of entering into, the capped call transactions described above, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to risks, uncertainties and assumptions about Hims & Hers and its business, including, without limitation, risks and uncertainties related to market conditions, including market interest rates, the trading price and volatility of the Company’s Class A common stock and risks relating to the Company’s business. Hims & Hers may not consummate the proposed offering described in this press release and, if the proposed offering is consummated, cannot provide any assurances regarding the final terms of the offering or the notes or its ability to effectively apply the net proceeds as described above. The forward-looking statements included in this press release speak only as of the date of this press release, and Hims & Hers does not undertake to update the statements included in this press release for subsequent developments, except as may be required by law. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the Company’s business in general, please refer to the “Risk Factors” section in the Company’s most recently filed Quarterly Report on Form 10-Q and its most recently filed Annual Report on Form 10-K.

Contact Information

Investor Relations

Bill Newby

Investors@forhims.com

Media Relations

Abby Reisinger

Press@forhims.com